UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2011
Date of Report (Date of earliest event reported)

TRILLIANT EXPLORATION CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-138332	90-0632972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Eighth Avenue, Suite 401 New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 560-5195
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__________

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Trilliant Exploration Corporation, a Nevada corporation (the “Company”) accepted the resignation of Child, Van Wagoner & Bradshaw, PLLC (“CVWB”) effective February 8, 2011. The decision to accept the resignation of its principal independent registered public accounting firm was based upon the fact that the Company was unable to pay to CVWB audit and review fees due and owing. The decision to accept the resignation of its principal independent registered public accounting firm has been approved by the Company’s board of directors. The Company will be discussing with CVWB a resolution to such issues.

The report of CVWB on the Company’s financial statements for fiscal years ended December 31, 2010 and 2009 (which included the balance sheet as of December 31, 2010 and December 31, 2009 and the statement of operations, cash flows and stockholders’ equity from inception through December 31, 2010 and December 31, 2009), did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.  During the Company’s fiscal years ended December 31, 2010 and December 31, 2009, and during the subsequent period through to the date of CVWB’s resignation, there were no disagreements between the Company and CVWB, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CVWB, would have caused CVWB to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided CVWB with a copy of this Current Report on Form 8-K and has requested that CVWB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not CVWB agrees with the statements made in this Current Report on Form 8-K with respect to CVWB and, if not, stating the aspects with which they do not agree.  The Company has not received the requested letter from CVWB wherein they will confirme their agreement to the Company’s disclosures in this Current Report with respect to CVWB and upon receipt will file same as an exhibit in an amendment to the Current Report on Form 8-K. .

In connection with the Company’s appointment of a subsequent principal independent  registered public accounting firm, the Company intends to seek a replacement in the event that its discussions with CVWB are not successful.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLIANT EXPLORATION CORPORATION
DATE: April 12, 2011	Name:	William Lieberman
	Title:	President/Chief Executive Officer